Exhibit 10.6

AMENDMENT #1 TO AIRCRAFT LEASE AGREEMENT

THIS AMENDMENT #1 TO AIRCRAFT LEASE AGREEMENT dated as of August      , 2003 (this “Amendment”) is entered into between INTERNATIONAL LEASE FINANCE CORPORATION (“LESSOR”) and HAWAIIAN AIRLINES, INC., (“LESSEE”) in light of the following facts:

RECITALS

A.            LESSOR and LESSEE have previously entered into that certain Aircraft Lease Agreement more particularly described in Schedule 1 attached hereto (as amended and supplemented, the “Lease”), pursuant to which LESSOR leased to LESSEE one (1) Boeing 767-33AER aircraft bearing manufacturer’s serial number 24257 and U.S. Registration Number N585HA with two (2) Pratt & Whitney PW 4062 engines each with a rated take-off power of over 750 horsepower bearing manufacturer’s serial numbers P724119 and P724739 (collectively, the “Aircraft”).

B.            On March 21, 2003, in the United States Bankruptcy Court for the District of Hawaii (the “Bankruptcy Court”), LESSEE commenced a bankruptcy case (Bankruptcy Case No. 03-00817-RJF) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Case”).

C.            In connection with the Chapter 11 Case, LESSEE and LESSOR have agreed to amend certain terms and provisions in the Lease and, in consideration thereof, LESSEE wishes to assume all of the rights, benefits, and obligations of the Lease, as amended hereby, and to obtain the necessary approval of the Bankruptcy Court approving the terms of this Amendment and the assumption of the Lease, as amended hereby, by LESSEE.

D.            LESSOR and LESSEE now desire by this Amendment to memorialize the terms of the amended Lease as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged), LESSOR and LESSEE hereby agree as follows:

AGREEMENT

1.  Defined Terms.  Any and all initially capitalized terms not otherwise defined herein have the meanings given to them in the Lease.  Unless the context requires otherwise, any reference to the plural includes the singular, the singular includes the plural, the part includes the whole, and the terms “including” or “includes” are not limiting.

2.  Table of Contents.  The Table of Contents of the Lease is amended by:

(a)           deleting the words “AND EXTENSION OPTIONS” at Article 3 of the Table of Contents.

(b)           deleting the word “Initial” at Article 3.1 of the Table of Contents.

(c)           deleting the words “Lease Extension Option” at Article 3.2 of the Table of Contents and inserting in their place the words “Intentionally Deleted”.

(d)           deleting the words ‘Lease Term’ and” at Article 3.3 of the Table of Contents.

(e)           deleting the word “Initial” at Exhibit C.3 of the Table of Contents.

(f)            deleting the words “Lease Extension Option” at Exhibit C.4 of the Table of Contents and inserting in their place the words “Intentionally Deleted”.

(g)           deleting the word “Initial” at Exhibit C.6 of the Table of Contents.

(h)           deleting the words “Rent During Extension Term” at Exhibit C.7 of the Table of Contents and inserting in their place the words “Intentionally Deleted”.

3.  Article 1.2.  Article 1.2 of the Lease is amended by:

(a)           deleting the words “First Extension Lease Term” in the Terms list and the word “3.2.1” in the Article list.

(b)           deleting the words “Initial Lease Term” in the Terms list and the word “3.1” in the Article list.

(c)           replacing the words “Modification Loan” in the Terms list and replacing them with the words “Modification Payment”.

(d)           deleting the words “Second Extension Lease Term” in the Terms list and the word “3.2.1” in the Article list.

(e)           deleting the article reference “3.3” relating to “Lease Term” in the Article list and replacing it with an article reference to “3.1”.

4.  Article 3.  Article 3 of the Lease is amended by deleting the words “and Extension Options” from the title to Article 3 and from the footer reference on each page of Article 3.

5.  Article 3.1.  Article 3.1 of the Lease is amended by deleting Article 3.1 in its entirety and inserting in its place the following new Article 3.1:

“3.1.  Lease Term.  The term of leasing of the Aircraft will commence on the Delivery Date and continue for a lease term of ten (10) years (the “Lease Term”).”

6.  Article 3.2.  Article 3.2 of the Lease is amended by deleting Article 3.2 in its entirety and inserting in its place the words “Intentionally Deleted”.

7.  Article 3.3.  Article 3.3 of the Lease is amended by deleting Article 3.3 in its entirety and inserting in its place the following new Article 3.3:

“3.3         ‘Expiration Date’.  ‘Expiration Date’ means the date on which LESSEE is required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Lease Term.”

8.  Exhibit C.  Exhibit C of the Lease is amended by:

(a)           deleting Paragraph 3 of Exhibit C in its entirety and adding and inserting in its place the following new Paragraph 3:

“3.           Lease Term

10 years”

(b)           deleting Paragraph 4 of Exhibit C in its entirety and adding and inserting in its place the words “Intentionally Deleted”.

(c)           deleting Paragraph 6 of Exhibit C in its entirety and adding and inserting in its place the following new Paragraph 6:

[SEE EXHIBIT A]

(d)           deleting Paragraph 7 of Exhibit C in its entirety and adding and inserting in its place the words “Intentionally Deleted”.

(e)           deleting Paragraph 12 of Exhibit C in its entirety and adding and inserting in its place the following new Paragraph 12:

[SEE EXHIBIT A]

9.  Exhibit D.  Exhibit D of the Lease is amended by:

(a)           adding the following new Paragraph 1(d):

[SEE EXHIBIT A]

(b)           deleting Paragraph 2 of Exhibit D in its entirety and adding and inserting in its place the following new Paragraph 2:

[SEE EXHIBIT A]

(c)           Paragraph 5 of Exhibit D is amended by deleting Paragraph 5 of Exhibit D in its entirety and adding and inserting in its place the following new Paragraph 5:

[SEE EXHIBIT A]

10.  Miscellaneous.

1.  Effective Date.  This Amendment shall become effective, and LESSEE will be deemed to have assumed the rights and obligations of the Lease, as amended hereby, on the date

(the “Effective Date”) that the Bankruptcy Court has entered a final, non-appealable order, in form and substance satisfactory to LESSOR, approving this Amendment and the transactions contemplated hereby.

2.  Assumption.  As of the Effective Date, except as expressly modified by this Amendment or by the order of the Bankruptcy Court, in form and substance satisfactory to LESSOR, approving this Amendment, all of the terms and conditions of the Lease remain unchanged and are in full force and effect, and the Lease, as amended hereby, is hereby assumed for all purposes by LESSEE.

3.  Security Deposit.  LESSOR and LESSEE acknowledge and agree that as of the Effective Date the LESSOR has, and will continue to hold, the Security Deposit, which Security Deposit will serve as security for the performance by LESSEE of its obligations under, and as set forth in, the Lease, as amended hereby.

4.  Administrative Claim LESSOR and LESSEE acknowledge and agree that upon LESSEE’s assumption of the Lease (as amended hereby), as contemplated herein, the obligations of LESSEE under the Lease, as amended hereby, constitute obligations of LESSEE that have priority as an administrative expense in LESSEE’s Chapter 11 Case.  LESSOR agrees, however, that, during the pendency of LESSEE’s Chapter 11 Case, in the event LESSEE ceases operations and liquidates its assets pursuant to a liquidating plan of reorganization in its Chapter 11 Case or through the conversion of its Chapter 11 Case to a case under Chapter 7 of Title 11 of the United States Code (and, for the avoidance of doubt, the transfer of LESSEE’s assets to a successor company in connection with a plan of reorganization shall not be deemed a ceasing of business by LESSEE or a liquidation of LESSEE’s assets), LESSOR agrees that, provided LESSEE returns the Aircraft to LESSOR in accordance with the requirements of the Lease (including Article 22 of the Lease), LESSOR’s administrative claim for damages under the Lease measured by LESSEE’s non-payment of Rent shall be limited to $1,500,000, and the balance of LESSOR’s claim for damages under the Lease will be classified as a general unsecured claim.  Except as provided in the preceding sentence, if an Event of Default occurs (other than an Event of Default based on the existence of LESSEE’s Chapter 11 Case) or LESSEE attempts to reject this Lease, whether in a plan of reorganization or otherwise, LESSEE and its assets shall be fully liable for all damages incurred by LESSOR as the result of such Event of Default and LESSOR shall be entitled to exercise all its rights and remedies as provided in the Lease to the same extent as if this Paragraph did not exist.

5.  Counterparts.  This Amendment may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument.

6.  Delivery by Fax.  Delivery of an executed counterpart of this Amendment by fax will be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Amendment will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

7.  Confidentiality.  The provisions of the Lease with respect to confidentiality are incorporated in this Amendment by this reference as if such provisions were set forth herein.

8.  Governing Law; Jurisdiction and Venue; and Service of Process.  The provisions of the Lease with respect to governing law, jurisdiction and venue, and service of process are incorporated in this Amendment by this reference as if such provisions were set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth hereinabove.

INTERNATIONAL LEASE		HAWAIIAN AIRLINES, INC.
FINANCE CORPORATION		by Chapter 11 Trustee

By:	/s/ John Plueger	By:	/s/ Joshua Gotbaum
Name: Joshua Gotbaum
Its:			Title: Trustee

Schedule 1

Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
FINANCIAL INFORMATION

Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.